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                                                                    Exhibit 32.1



                 Certificate Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Cray Inc. (the "Company") hereby certify, to such officers' knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            Dated: April 20, 2006


                                      /s/  PETER J. UNGARO
                                      -----------------------------------------
                                           Peter J. Ungaro
                                           Chief Executive Officer

                                      /s/  BRIAN C. HENRY
                                      -----------------------------------------
                                           Brian C. Henry
                                           Chief Financial  Officer